POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, Vernon R. Alden, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                             /s/ VERNON R. ALDEN
                         ----------------------------
                          Name: Vernon R. Alden

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, Jill Ker Conway, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                              /s/ JILL KER CONWAY
                         ----------------------------
                         Name:  Jill Ker Conway

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, Ronald E. Ferguson, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                             /s/ RONALD E. FERGUSON
                         ----------------------------
                          Name: Ronald E. Ferguson

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, Ellen M. Hancock, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                             /s/ ELLEN M. HANCOCK
                         ----------------------------
                          Name:  Ellen M. Hancock

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, David W. Johnson, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                            /s/ DAVID W. JOHNSON
                         ----------------------------
                         Name:  David W. Johnson

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, John P. Kendall, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                            /s/ JOHN P. KENDALL
                         ----------------------------
                         Name:  John P. Kendall

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, Delano Lewis, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                             /s/ DELANO LEWIS
                         ----------------------------
                         Name:  Delano Lewis

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                            /s/ HOWARD B. WENTZ, JR.
                         ----------------------------
                         Name:  Howard B. Wentz, Jr.

                      POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          I, Reuben Mark, do hereby make, constitute and appoint Reuben Mark, Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-3, or other appropriate forms relating to the $500,000,000 principal amount of the Company's debt securities all or part of which may be offered by the Company from time to time under Rule 415 promulgated pursuant to the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of
Attorney this 21st day of April, 1994.



                            /s/ REUBEN MARK
                         ----------------------------
                         Name:  Reuben Mark